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                                  Exhibit 23
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                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-41855 (on Form S-3), 333-21571 (on Form S-3) and 333-20545 (on Form S-3) of
Overseas Partners Ltd. of our report dated January 8, 1998 appearing in this Annual Report on Form 10-K of Overseas Partners Ltd. for the year ended December 31, 1997.



DELOITTE & TOUCHE


Hamilton, Bermuda
March 31, 1998